Exhibit 10.98

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND NEITHER THE ISSUANCE OF THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THIS NOTE ARE CONVERTIBLE MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

BIORESTORATIVE THERAPIES, INC.

“ORIGINAL ISSUE DATE”: NOVEMBER 12, 2018

ORIGINAL PRINCIPAL AMOUNT: $350,000

CONVERTIBLE PROMISSORY NOTE

BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to SCG CAPITAL, LLC a Florida limited liability company (the “Holder”), at the offices of the Company, 40 Marcus Drive, Suite One, Melville, New York 11747, the original principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000), except for as contemplated by Section 2, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, as follows: (i) eighty-seven thousand five hundred dollars ($87,500) to be paid on the six (6) month anniversary of the Original Issue Date (the “First Maturity Date”), plus interest on the unpaid principal balance of such amount at the rate of twelve percent (12%) per annum from the Original Issue Date through the First Maturity Date; (ii) eighty-seven thousand five hundred dollars ($87,500) to be paid two (2) weeks following the First Maturity Date (the “Second Maturity Date”), plus interest on the unpaid principal balance of such amount at the rate of twelve percent (12%) per annum from the Original Issue Date through the Second Maturity Date; (iii) eighty-seven thousand five hundred dollars ($87,500) to be paid four (4) weeks following the First Maturity Date (the “Third Maturity Date”), plus interest on the unpaid principal balance of such amount at the rate of twelve percent (12%) per annum from the Original Issue Date through the Third Maturity Date; and (iv) eighty-seven thousand five hundred dollars ($87,500) to be paid six (6) weeks following the First Maturity Date (the “Fourth Maturity Date”), plus interest on the unpaid principal balance of such amount at the rate of twelve percent (12%) per annum from the Original Issue Date through the Fourth Maturity Date.

1. Registered Owner. The Company may consider and treat the person or entity in whose name this Convertible Promissory Note (the “Note”) shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his or its registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his or its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

2. Conversion.

2.1 Conversion Right.

2.1.1 Conversion Right of Holder. Subject to the terms hereof, at any time, and from time to time, while this Note is outstanding, the Holder shall have the right to convert the then outstanding principal amount of this Note, or any portion thereof, together with accrued and unpaid interest thereon (the “Conversion Amount”), into shares of Common Stock, par value $.001 per share, of the Company (“Conversion Stock”) that shall be determined by dividing the applicable Conversion Amount by a conversion price equal to fifty-eight percent (58%) of Fair Market Value (as hereinafter defined), subject to equitable adjustment pursuant to the provisions of Section 2.2 (the “Conversion Price”); provided, however, that in no event shall the Conversion Price be less than ten cents ($.10) per share (the “Minimum Conversion Price”) (subject to adjustment pursuant to the provisions of Section 2.2).

2.1.2 Fair Market Value. For purposes hereof, “Fair Market Value” shall be determined as follows:

(a)	if the Common Stock of the Company is listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq Stock Market, or quoted on any other market for which closing sales prices are available, Fair Market Value shall be the lowest closing sales price for the Common Stock, as quoted on such exchange, system or other market, during the five (5) trading days immediately preceding the date of receipt by the Company of the Notice of Conversion (as hereinafter defined);

(b)	if the Common Stock of the Company is quoted but closing sales prices are not reported, then Fair Market Value shall be the lowest mean between the high bid and low asked prices for the Common Stock on any trading day during the five (5) trading days immediately preceding the date of receipt by the Company of the Notice of Conversion; or

(c)	in the absence of any quotations for the Common Stock of the Company during the five (5) trading days immediately preceding the date of receipt by the Company of the Notice of Conversion, Fair Market Value shall be determined in good faith by the Board of Directors of the Company, it being understood and agreed that, if the Company receives a Notice of Conversion after 4:00 p.m. on any trading day, then the five (5) trading day period shall include the date of receipt of the Notice of Conversion.

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2.1.3 Exercise of Conversion Right. The foregoing conversion privilege may be exercised by the delivery of an election to convert from the Holder to the Company in the form of the Note Conversion Form attached hereto (“Notice of Conversion”) by facsimile to (631) 760-8414 or other electronic transmission to mweinreb@biorestorative.com. Upon delivery by the Holder of a Notice of Conversion, this Note shall be deemed cancelled with respect to the principal amount subject to such conversion, and, subject to, and effective upon, the Holder’s delivery of this Note to the Company for cancellation (in the event the remaining principal balance of this Note has been converted into Conversion Stock), the Holder shall be deemed to be (i) the holder of record of the shares of Conversion Stock issuable upon the applicable conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder, and (ii) the holder of the Note to the extent of any remaining unpaid principal balance hereunder, if any. For the avoidance of doubt, upon delivery of a Notice of Conversion by the Holder, the Company shall use its reasonable best efforts to deliver evidence of the Conversion Stock issued to the Holder. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.

2.2 Anti-Dilution Provisions.

2.2.1 Adjustments for Stock Dividends; Combinations, Etc. In case the Company shall do any of the following (an “Event”):

(a)	declare a dividend or other distribution on its Common Stock payable in Common Stock of the Company,

(b)	subdivide the outstanding Common Stock pursuant to a stock split or otherwise,

(c)	combine the outstanding Common Stock into a smaller number of shares pursuant to a reverse split or otherwise,

(d)	reclassify its Common Stock, or

(e)	spin-off to the Company’s equityholders cash or shares (or rights to acquire shares) of capital stock of a subsidiary of the Company,

then the Minimum Conversion Price and, if the Event occurs during the period in which Fair Market Value is determined, the Conversion Price shall be equitably adjusted to give effect to such Event. Each such adjustment of the Minimum Conversion Price and the Conversion Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any Event listed above shall occur.

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2.2.2 Adjustment for Reorganization, Recapitalization, Consolidation or Merger. In case of any reorganization or recapitalization of the Company (or any other entity, the securities of which are at the time receivable on the conversion of this Note) after the Original Issue Date or in case after such date the Company (or any such other entity) shall consolidate with or merge with or into another entity, then, and in each such case, the Holder of this Note upon the conversion thereof as provided in Section 2.1 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the conversion of this Note prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if the conversion of this Note had occurred immediately prior thereto, all subject to further equitably adjustment as provided in Section 2.2.1; in each such case, the terms of this Note shall be applicable to the securities or property receivable upon the conversion of this Note after such consummation.

2.3 Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

2.4 Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

3. Redemption. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, prior to the Fourth Maturity Date, the Company may, at its option, by written notice on not less than three (3) trading days written notice given to the Holder, elect to redeem and prepay all or any portion of the outstanding principal indebtedness evidenced by this Note. The Notes may be prepaid with the following penalties:

Time Period	Payment Premium
<=90 days after the Original Issue Date	125% of the sum of outstanding principal plus accrued and unpaid interest
>90 days <=180 days after the Original Issue Date	135% of the sum of outstanding principal plus accrued and unpaid interest

Notwithstanding anything to the contrary in this Note, (i) the Company has no right to prepay the applicable outstanding principal indebtedness evidenced by this Note if the Holder has delivered a Notice of Conversion to the Company to convert such applicable outstanding principal amount into Conversion Stock prior to the Company notifying the Holder of a requested redemption and prepayment pursuant to this Section 3, and (ii) after the expiration of 180 days after the Original Issue Date, the Company shall have no right of redemption and prepayment under this Note. Such redemption must be closed and funded within three (3) trading days of giving notice of redemption under this Section 3. If Company does not pay to Holder such amount due to Holder under this Section 3 within three (3) trading days of giving notice of redemption under this Section 3, the Company shall forever forfeit its right to prepay the Note pursuant to this Section 3.

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4. Events of Default. If the Company shall (a) admit in writing its inability to pay its debts generally as they mature; (b) make a general assignment for the benefit of creditors; (c) be adjudicated a bankrupt or insolvent; (d) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (e) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (f) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets; (g) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within sixty (60) days (each an “Event of Default”), (h) the Company shall fail to issue and deliver Conversion Stock in accordance with Section 2 and such failure shall continue unremedied for a period of five (5) trading days, or (i) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 of the Securities Act (or any successor rule) to the Holder or its assigns, including but not limited to the timely fulfillment by the Company of its filing requirements as a reporting issuer registered with the Securities and Exchange Commission, then, in each case, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable. The Company covenants and agrees that so long as this Note shall be outstanding, if any one or more Event of Default occurs which constitutes or would constitute an Event of Default, the Company will forthwith give notice to the Holder, specifying the nature and status of the Event of Default.

5. Costs of Collection. In the event the Company shall default in the payment of this Note when due, then the Company shall pay, in addition to the unpaid principal and interest, all the costs and expenses incurred in effecting collection hereunder, including reasonable attorneys’ fees.

6. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note by the Holder, the issuance of the Conversion Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Note Conversion Form shall be accompanied by the Investment Representation Letter attached hereto, duly executed by the Holder.

7. Restrictions on Transfer.

7.1 Transfer to Comply with the Securities Act of 1933. Neither this Note nor any Conversion Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Note or the Conversion Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale, assignment, transfer or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.

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7.2 Legend. Subject to the terms hereof, upon conversion of this Note and the issuance of the Conversion Stock, all certificates representing such Conversion Stock shall bear on the face or reverse thereof substantially the following legend, unless or until registered under the Securities Act or exempt from such registration:

“The securities which are represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under the Act, or the Company receives an opinion of counsel for the Company or the Holder (reasonably acceptable to the Company) that an exemption from the registration requirements of the Act is available.”

8. Lost, Stolen or Destroyed Note. In the event that the Holder notifies the Company that this Note has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Note as required by Section 2.1 hereof.

9. Notices. Except as set forth in Section 2 hereof, all notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Chief Executive Officer, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company. Notice by first-class mail, overnight mail or courier shall be effective upon receipt by the recipient, and notice delivered by facsimile or email shall be deemed received on the date sent (with confirmation of transmission).

10. Applicable Law; Jurisdiction. This Note is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. The Company and, by its acceptance of this Note, the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau or Suffolk County, New York over any dispute arising out of or relating to this Note and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it or he may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

11. Construction. The use of the word “including” in this Note means “including without limitation” and is intended by the parties to be by way of example rather than limitation.

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12. Interpretation. The Company and, by its acceptance of this Note, the Holder acknowledge that they have been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Note. Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Note against the party that drafted it has no application and is expressly waived by the Company and the Holder. The provisions of this Note shall be interpreted in a reasonable manner to give effect to the intent of the Company and the Holder.

13. Miscellaneous. This Note evidences the entire obligation of the Company with respect to the repayment of the principal amount hereof and the other matters provided for herein. No provision of this Note may be modified except by an instrument in writing signed by the Company and the Holder. Except for earlier conversion of the Conversion Amount by the Holder as provided in Section 2 or earlier redemption and prepayment by the Company of all or any portion of the outstanding principal indebtedness evidenced by this Note as provided in Section 3, payment of principal and interest due upon maturity or redemption shall be made to the registered Holder of this Note on or after the First Maturity Date, the Second Maturity Date, the Third Maturity Date or the Fourth Maturity Date, as applicable, as the case may be, contemporaneous with and upon presentation of this Note for payment (in the event the remaining outstanding principal balance of this Note is being paid). No interest shall be due on this Note for such period of time that may elapse between the First Maturity Date, the Second Maturity Date, the Third Maturity Date or the Fourth Maturity Date, as applicable, as the case may be, and its presentation for payment (in the event the remaining outstanding principal balance of this Note is being paid).

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IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIORESTORATIVE THERAPIES, INC.

By:
Mark Weinreb
Chief Executive Officer

BIORESTORATIVE THERAPIES, INC.

CONVERTIBLE PROMISSORY NOTE

NOTE ASSIGNMENT FORM

FOR VALUE RECEIVED

The undersigned _____________________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto ____________________________________________________________

____________________________________________________________________________________________

(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of BioRestorative Therapies, Inc., dated November 12, 2018, in the original principal amount of $350,000 and hereby authorizes the Company to transfer this Note on its books.

HOLDER:

TO BE COMPLETED BY INDIVIDUAL HOLDER(S), INCLUDING AS JOINT TENANTS, AS TENANTS IN COMMON OR AS COMMUNITY PROPERTY	TO BE COMPLETED BY CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST HOLDER

Name(s) of Holder(s) [Please Print]		Name of Corporation, Partnership, Limited Liability Company or Trust [Please Print]

By:
Signature of Holder		Authorized Signatory

Signature of Holder, if more than one		Name and Title of Authorized Signatory [Please Print]

Date		Date

BIORESTORATIVE THERAPIES, INC.

CONVERTIBLE PROMISSORY NOTE

NOTE CONVERSION FORM

The undersigned hereby irrevocably elects to convert the within Convertible Promissory Note of BioRestorative Therapies, Inc., dated November 12, 2018, in the original principal amount of $350,000, to the extent of $______________________ in principal amount thereof, together with accrued and unpaid interest thereon.

HOLDER:

TO BE COMPLETED BY INDIVIDUAL HOLDER(S), INCLUDING AS JOINT TENANTS, AS TENANTS IN COMMON OR AS COMMUNITY PROPERTY	TO BE COMPLETED BY CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST HOLDER

Name(s) of Holder(s) [Please Print]		Name of Corporation, Partnership, Limited Liability Company or Trust [Please Print]

By:
Signature of Holder		Authorized Signatory

Signature of Holder, if more than one		Name and Title of Authorized Signatory [Please Print]

Date		Date

BIORESTORATIVE THERAPIES, INC.

FORM OF INVESTMENT REPRESENTATION LETTER

BioRestorative Therapies, Inc.

40 Marcus Drive, Suite One

Melville, New York 11747

Gentlemen:

In connection with the acquisition of _______________ shares of Common Stock (the “Shares”) of BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), by the undersigned from the Company pursuant to the conversion of a Convertible Promissory Note, dated as of November 12, 2018, the undersigned does hereby represent and warrant to the Company as follows:

(a)	The undersigned represents and warrants that the Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel or the Holder’s counsel (reasonably acceptable to the Company) that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

(b)	The undersigned understands that the resale of the Shares is not, and is not being, registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

(c)	The undersigned recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the undersigned may not be able to liquidate its investment in the event of emergency; (ii) transferability is extremely limited; and (iii) it could sustain a complete loss of its investment.

(d)	The undersigned represents that it (i) is competent to understand and does understand the nature of its investment in the Shares; and (ii) is able to bear the economic risk of its investment in the Shares.

(e)	The undersigned represents that, either alone or with its purchaser representative (as such term is defined in Rule 501 promulgated under the Securities Act), it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares.

(f)	The undersigned represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The undersigned meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.

(g)	The undersigned represents that it has reviewed all information regarding the Company that has been filed with the Securities Exchange Commission (the “SEC”). The undersigned also represents that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the Company; and that it has had the opportunity to consult with its own tax or financial advisor concerning an investment in the Company. The undersigned confirms that no oral representations have been made or oral information furnished to the undersigned or its advisers that are inconsistent in any respect with the SEC Reports.

(h)	The undersigned represents that the Shares are being acquired for its own account, for investment and not for distribution to others. The undersigned agrees that it will not sell, transfer or otherwise dispose of the Shares, or any portion thereof, unless they are registered under the Securities Act or unless an exemption from such registration is available.

(i)	The undersigned consents to the placement of a legend on the Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Shares.

(j)	THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(k)	To the knowledge of the undersigned, no commission or other remuneration has been paid or given, directly or indirectly, in connection with the undersigned’s exercise of its conversion right.

(l)	The undersigned acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Shares by the Company to the undersigned, and any subsequent transfer of the Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

Very truly yours,

HOLDER:

TO BE COMPLETED BY INDIVIDUAL HOLDER(S), INCLUDING AS JOINT TENANTS, AS TENANTS IN COMMON OR AS COMMUNITY PROPERTY	TO BE COMPLETED BY CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST HOLDER

Name(s) of Holder(s) [Please Print]		Name of Corporation, Partnership, Limited Liability Company or Trust [Please Print]

By:
Signature of Holder		Authorized Signatory

Signature of Holder, if more than one		Name and Title of Authorized Signatory [Please Print]

Date		Date

BIORESTORATIVE THERAPIES, INC.

NOTE CONVERSION

Accredited Investor Certification

(Initial the appropriate box(es))

The undersigned represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date hereof1; or

_____	(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____	(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to acquire the securities is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to accept the securities made solely by persons who otherwise meet these suitability standards; or

1 For purposes of calculating net worth:

(i) The undersigned’s primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____	(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000; or

_____	(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose determination to accept the securities is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the securities; or

_____	(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Acquiror is an INDIVIDUAL, or if the Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:	If the Acquiror is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name(s) of Acquiror		Name of Acquiror

By:
Signature of Acquiror		Signature of Authorized Representative

Signature, if jointly held		Name and Title of Authorized Representative

Date		Date